Exhibit 99.j

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499

Consent of Independent Registered Public Accounting Firm

We consent to the use of our reports dated December 28, 2023, with respect to the financial statements of abrdn Funds, comprised of abrdn Focused U.S. Small Cap Equity Fund (formerly, abrdn U.S. Sustainable Leaders Smaller Companies Fund), abrdn U.S. Small Cap Equity Fund, abrdn China A Share Equity Fund, abrdn Emerging Markets Sustainable Leaders Fund, abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund), abrdn International Small Cap Fund, abrdn Intermediate Municipal Income Fund, abrdn U.S. Sustainable Leaders Fund, abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn Short Duration High Yield Municipal Fund, abrdn Realty Income & Growth Fund, abrdn Ultra Short Municipal Income Fund, abrdn Emerging Markets Dividend Fund (formerly, abrdn International Sustainable Leaders Fund), abrdn Global Equity Impact Fund, and abrdn High Income Opportunities Fund (formerly, abrdn Global High Income Fund), incorporated herein by reference, and to the references to our firm under the heading “Financial Highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

Philadelphia, Pennsylvania
February 29, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated December 28, 2023, with respect to the financial statements of abrdn EM SMA Completion Fund, incorporated herein by reference, and to the references to our firm under the heading “Financial Highlights” in the Prospectus and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

Philadelphia, Pennsylvania
February 29, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.